UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 19, 2005


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number - 0-15087


            NEVADA                                             93-0926999
(State of other Jurisdiction                               (IRS Employer ID No.)
        of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                            52241
(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728

ITEM 8.01.  OTHER EVENTS

     On September 19, 2005, Heartland Express, Inc. (the "Company") announced the expansion to Western United State. A copy of the press release issued by the Company is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                                 HEARTLAND EXPRESS, INC.

Date: September 19, 2005                         BY: /s/ John P. Cosaert
                                                 -----------------------
                                                 JOHN P. COSAERT
                                                 Vice-President
                                                 Finance and Treasurer

                                  EXHIBIT INDEX

99.1 Press release issued by the Company on September 19, 2005 announcing the expansion to Western United States.

                                Exhibit No. 99.1

September 19, 2005, For Immediate Release
Press Release
Heartland Express, Inc. Announces Expansion to Western United States.

CORALVILLE, IOWA - September 19, 2005 - Heartland Express, Inc. (Nasdaq: HTLD) announced today the recent expansion to the Western United States. The Company's western operation is based in Phoenix, Arizona with future plans to expand to other western markets. The Company now has eight regional operating centers plus its corporate headquarters. A new terminal will be built on land purchased in Phoenix. A leased facility is currently being utilized in Phoenix. The western operation commenced during the third quarter of 2005.

The Company has achieved much success while serving its customer base in the Eastern half of the United States during its twenty-seven years of operations. The opening of the western half of the United States will allow for service to existing customers and the expansion of our current customer base into western markets. Heartland Express is well known for the quality of service it provides and has posted industry leading results on a consistent basis while maintaining a debt-free balance sheet. The Company has successfully integrated five acquisitions since 1987 and is now expanding through the opening of this new market.

Current regional operations which account for approximately 60% of the Company's business are located in Atlanta, GA, Carlisle, PA, Chester, VA, Columbus, OH, Jacksonville, FL, Kingsport, TN, and Olive Branch, MS. National, regional, and dedicated services are also conducted from the Company's headquarters in Coralville, Iowa.

The Company reported gross revenues of $457.1 million and a 79.5% operating ratio (operating expenses as a percentage of gross revenues) in 2004 with $517.0 million in total assets.

This press release may contain statements that might be considered as forward-looking statements or predictions of future operations. Such statements are based on management's belief or interpretation of information currently available. These statements and assumptions involve certain risks and uncertainties. Actual events may differ from these expectations as specified from time to time in filings with the Securities and Exchange Commission.

                        Contact: Heartland Express, Inc.
                           John Cosaert or Mike Gerdin
                                  319-545-2728

                               Marketing and sales
                                  800-451-4621


                                 End of Report